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                                                                    EXHIBIT 10.1



                             FIRSTMERIT CORPORATION



                            1992 STOCK OPTION PROGRAM


               As Amended and Restated Effective October 21, 2000




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                             FIRSTMERIT CORPORATION
                            1992 STOCK OPTION PROGRAM

               As Amended and Restated Effective October 21, 2000

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                                TABLE OF CONTENTS

I.       INTRODUCTION ........................................................................................... 1
         A.       Purpose of the Program ........................................................................ 1
         B.       Definitions ................................................................................... 1

II.      PROGRAM ADMINISTRATION ................................................................................. 5
         A.       Administration ................................................................................ 5
         B.       Participation ................................................................................. 5
         C.       Maximum Number of Shares Available ............................................................ 5
         D.       Adjustments ................................................................................... 5
         E.       Registration Conditions ....................................................................... 6
         F.       Committee Action .............................................................................. 6

III.     STOCK OPTIONS .......................................................................................... 6
         A.       Price ......................................................................................... 6
         B.       Period ........................................................................................ 6
         C.       Time of Exercise .............................................................................. 7
         D.       Exercise Procedures ........................................................................... 7
         E.       Payment ....................................................................................... 7
         F.       Special Rule for Incentive Stock Options ...................................................... 7
         G.       Reload Stock Options............................................................................7
         H.       Effect of Leaves of Absence ................................................................... 8
         I.       Termination of Employment ..................................................................... 8

IV.      DIVIDEND UNITS ......................................................................................... 9
         A.       Awards of Dividend Units ...................................................................... 9
         B.       Valuation ..................................................................................... 9
         C.       Payment ....................................................................................... 9
         D.       Termination of Employment ..................................................................... 9
         E.       Acceleration of Payments ..................................................................... 10

V.       GENERAL PROVISIONS .................................................................................... 10
         A.       Amendment and Termination of Program ..........................................................10
         B.       Government and Other Regulations ............................................................. 10
         C.       Other Compensation Plans and Programs ........................................................ 10
         D.       Miscellaneous Provisions ..................................................................... 10
         E.       Effective Dates .............................................................................. 12



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                             FIRSTMERIT CORPORATION
                            1992 STOCK OPTION PROGRAM
               As Amended and Restated Effective October 21, 2000


         FIRSTMERIT CORPORATION (the "Company") hereby adopts this Amendment and Restatement of the FirstMerit Corporation 1992 Stock Option Program ("Program").

                                 I. INTRODUCTION

A.       PURPOSE OF THE PROGRAM

         FirstMerit Corporation has established the Program to further its long-term financial success by creating the annual opportunity to key employees of the Company, as hereinafter defined, and its majority-owned subsidiaries ("Subsidiaries") to receive stock and stock-based compensation whereby they can share in achieving and sustaining such success. The Program also provides a means to attract and retain the executive talent needed to achieve the Company's long-term growth and profitability objectives.

B.       DEFINITIONS

         When used in the Program, the following terms shall have the meanings set forth below:

         "Award(s)" shall mean Incentive Stock Options, Non-Qualified Stock Options, Reload Stock Options or Dividend Units granted under the Program.

         "Company" shall mean FirstMerit Corporation and any successor in a reorganization or similar transaction.

         "Board" shall mean the Board of Directors of the Company.

         "Change in Control" shall mean the occurrence of any one of the following events:

                  (i) individuals who, on April 19, 2000, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to April 19, 2000 whose election or nomination for election was approved by a vote of at least two thirds (2/3rds) of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no director of the Company initially as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;


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                  (ii) any "person" (as such term is defined in Section 3(a)(9)
of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); provided, however, that the event described in this paragraph (ii) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions:

                           (a)  by the Company or any Subsidiary,

                           (b) by any employee benefit plan sponsored or maintained by the Company or any Subsidiary,

                           (c)  by any underwriter temporarily holding
                  securities pursuant to an offering of such securities,

                           (d) pursuant to a Non-Control Transaction (as defined in paragraph (iii)), or

                           (e) a transaction (other than one described in (iii)
                  below) in which Company Voting Securities are acquired from the Company, if a majority of the Incumbent Directors then on the Board approve a resolution providing expressly that the acquisition pursuant to this clause (e) does not constitute a Change in Control under this paragraph (ii);

                  (iii) the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company's stockholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination:

                           (a) more than 50% of the total voting power of (x)
                  the corporation resulting from such Business Combination (the "Surviving Entity"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors ("Total Voting Power") of the Surviving Entity (the "Parent Entity"), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination,




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                           (b) no person (other than any employee benefit plan
                  (or related trusts) sponsored or maintained by the Surviving Entity or the Parent Entity), is or becomes the beneficial owner, directly or indirectly, of 25% or more of the Total Voting Power of the outstanding voting securities eligible to elect directors of the Parent Entity (or, if there is no Parent Entity, the Surviving Entity), and

                           (c) at least a majority of the members of the board
                  of directors of the Parent Entity (or, if there is no Parent Entity, the Surviving Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (a), (b) and (c) above shall be deemed to be a "Non-Control Transaction"); or

                  (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

         Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 25% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person by more than one percent, a Change in Control of the Company shall then occur.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Committee" shall mean the Salary, Benefits and Options Committee, or such other Committee of the Board of the Company which shall be designated by the Board to administer the Program. If the Board does not designate the Salary, Benefits and Options Committee as the Committee, the Committee shall be composed of three or more persons who are from time to time appointed to serve by the Board. Each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 or any successor rule, as any such rule may be amended from time to time.

         "Common Stock" shall mean the common stock of the Company, no par value per share, and may be either stock previously authorized but unissued, or stock reacquired by the Company.

         "Disability" shall mean the inability of a Participant to perform the services normally rendered due to any physical or mental impairment that can be expected to be of either permanent or indefinite duration, as determined by the Committee on the basis of appropriate medical evidence, and that results in the Participant's Termination of Employment; provided, however, that with respect to any Participant who has entered into an employment agreement with the Company or its Subsidiaries, the term of which has not expired at the time a determination concerning Disability is



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to be made, Disability shall have the meaning attributed to "permanent disability" in such employment agreement.
         "Fair Market Value" shall mean with respect to a given day, the closing sales price of a share of Common Stock, as reported by such responsible reporting service as the Committee may select, or if there were no transactions in the Common Stock on such day, then the last preceding day on which transactions took place. The foregoing notwithstanding, the Committee may determine the Fair Market Value in such other manner as it may deem more appropriate for Program purposes or as is required by applicable laws or regulations.

         "Incentive Stock Option" or "ISO" shall mean a right to purchase the Company's Common Stock which is intended to comply with the terms and conditions for an incentive stock option as set forth in Section 422 of the Code, or such other sections of the Code as may be in effect from time to time.

         "Non-Qualified Stock Option" or "NQSO" shall mean a right to purchase the Company's Common Stock which is not intended to comply with the terms and conditions for a tax-qualified stock option, as set forth in Section 422 of the Code, or such other sections of the Code as may be in effect from time to time.

         "Participant" shall mean an officer or full-time salaried employee of the Company (including a member of the Board who is also an employee), or its Subsidiaries who, in the judgment of the Committee, is in a position to make a substantial contribution to the management, growth and success of the Company and is thus designated by the Committee to receive an Award.

         "Program" shall mean the Company's 1992 Stock Option Program, as amended and restated effective November 1, 1997.

         "Reload Stock Option" shall mean a stock option granted to a Participant who has paid for shares subject to option through the delivery of shares of Common Stock having an aggregate Fair Market Value as determined on the date of exercise equal to the option price.

         "Retirement" shall mean a Participant's Termination of Employment by reason of the Participant's retirement at his normal retirement date, pursuant to and in accordance with a pension, retirement or similar plan or other regular retirement practice of the Company or its Subsidiaries, or in accordance with the early retirement provision(s) thereof.

         "Termination of Employment" shall mean a cessation of the employee-employer relationship between a Participant and the Company or its Subsidiaries for any reason.




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                           II. PROGRAM ADMINISTRATION

A.       ADMINISTRATION

         The Program shall be administered by the Committee, which subject to the express provisions of the Program, shall have full and exclusive authority to interpret the Program, to prescribe, amend and rescind rules and regulations relating to the Program and to make all other determinations deemed necessary or advisable in the implementation and administration of the Program; provided, however, that subject to the express provisions hereof or unless required by applicable law or regulation, no action of the Committee shall adversely affect the terms and conditions of any Award made to, or any rights hereunder or under any grant letter of, any Participant, without such Participant's consent. The Committee's interpretation and construction of the Program shall be conclusive and binding on all persons, including the Company and all Participants.

B.       PARTICIPATION

         The Committee shall, from time to time, make recommendations to the Board with respect to the selection of Participants and the Award or Awards to be granted to each Participant, and thereafter grant such Award or Awards upon the approval of a majority of the members of the Board of Directors present and voting upon such approval, who are "non-employee directors" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 or any successor rule, as any such rule may be amended from time to time. In making its recommendations, the Committee may take into account the nature of the services rendered or expected to be rendered by the respective Participants, their present and potential contributions to the Company's success, and such other factors as the Committee in its discretion shall deem relevant.

C.       MAXIMUM NUMBER OF SHARES AVAILABLE

         The maximum number of shares which may be granted under the Program is two million (2,000,000) (or such lesser number that as were available for grant as of the 2-for-1 stock split in September, 1997) plus shares reserved for issuance under the Company's 1982 Incentive Stock Option Plan (the "Prior Plan") for which options have not been granted.

         No Incentive Stock Options shall be granted after January 1, 2002.

D.       ADJUSTMENTS

         In the event of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations, exchanges of shares, spin-offs, liquidations, reclassifications or other similar changes in the capitalization of the Company, the number of shares of Common Stock available for grant under this Program shall be adjusted proportionately or otherwise by the Board and, where deemed appropriate, the number of shares covered by outstanding stock options and the option price of




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outstanding stock options shall be similarly adjusted. Also, in instances where another corporation or other business entity is acquired by the Company, and the Company has assumed outstanding employee option grants under a prior existing plan of the acquired entity, similar adjustments are permitted at the discretion of the Committee. In the event of any other change affecting the Common Stock reserved under the Program, such adjustment, if any, as may be deemed equitable by the Board, shall be made to give proper effect to such event.

E.       REGISTRATION CONDITIONS

         1. Unless issued pursuant to a registration statement under the Securities Act of 1933, as amended, no shares shall be issued to a Participant under the Program unless the Participant represents and agrees with the Company that such shares are being acquired for investment and not with a view to the resale or distribution thereof, or such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with such Act.

         2. Any restriction on the resale of shares shall be evidenced by an appropriate legend on the stock certificate.

         3. The Company shall not be obligated to deliver any Common Stock until it has been listed on each securities exchange on which the Common Stock may then be listed or until there has been qualification under or compliance with such federal or state laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualification and compliance.

F.       COMMITTEE ACTION

         The Committee may, through Award agreements, limit its discretion under this Program. To the extent such discretion is not specifically waived in an Award agreement, the Committee shall retain such discretion.

                               III. STOCK OPTIONS

         All stock options granted to Participants under the Program shall be evidenced by agreements which shall be subject to applicable provisions of the Program, and such other provisions as the Committee may adopt, including the following provisions:

A.       PRICE

         The option price per share of Non-Qualified Stock Options shall be set by the Committee at the time of grant. The option price per share of Incentive Stock Options shall not be less than 100 percent of the Fair Market Value of a share of Common Stock on the date of grant.

B.       PERIOD




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         An ISO shall not be exercisable for a term longer than ten years from date of its grant. NQSOs shall have a term as established by the Committee.

C.       TIME OF EXERCISE

         The Committee may prescribe the timing of the exercise of the stock option and any minimums and installment provisions and may accelerate the time at which a stock option becomes exercisable, provided that with respect to ISOs, no such acceleration shall result in a violation of Paragraph F of this Article
III. No stock option shall be exercisable until six months following the date of grant.

D.       EXERCISE PROCEDURES

         A stock option, or portion thereof, shall be exercised by delivery of a written notice of exercise to the Company, and payment of the full price of the shares being purchased.

E.       PAYMENT

         The price of an exercised stock option, or portion thereof, may be paid:

         1. in cash or by check, bank draft or money order payable to the order of the Company,

         2. through the delivery of shares of Common Stock owned by the Participant, having an aggregate Fair Market Value as determined on the date of exercise equal to the option price, or

         3. by a combination of both 1 and 2 above.

         The Committee may impose such limitations and prohibitions on the use of any shares of Common Stock to exercise a stock option as it deems appropriate.

F.       SPECIAL RULE FOR INCENTIVE STOCK OPTIONS

         If the aggregate Fair Market Value of Common Stock with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Program and all other plans of the Company or its parent and Subsidiaries) exceeds $100,000, such ISOs shall be treated as NQSOs to the extent of the excess. In applying the foregoing limitation, ISOs shall be taken into account in the order in which they were granted and the Fair Market Value of Common Stock subject to such ISOs shall be determined as of the date of grant. If such limit is exceeded in any calendar year, the Company shall have the right to designate which shares of Common Stock purchased pursuant to such ISOs shall be treated as having been acquired by the Participant pursuant to an ISO.

G.       RELOAD STOCK OPTIONS




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         If a stock option is exercised while the Participant is employed by the
Company and the Participant pays for the shares subject to option through the delivery of Common Stock having an aggregate Fair Market Value as determined on the date of exercise equal to the option price, the Participant may be granted a Reload Stock Option on the date of such exercise. The Award shall equal the number of whole shares of Common Stock used to pay the purchase price, and the exercise price of the Reload Stock Option shall equal the Fair Market Value of the Common Stock on the date of grant. If the Company withholds shares of Common Stock to cover applicable income and employment taxes related to the exercise of an option, then the Award shall equal the number of whole shares of Common Stock used to pay the purchase price less the number of shares withheld.

         Subject to the provisions of the Plan or Award, the Reload Stock Option may be exercised between its date of grant and the date of expiration of an option. Unless otherwise provided in the Award, shares of stock acquired upon the exercise of a Reload Stock Option will be restricted from sale for two years. A Reload Stock Option shall be evidenced by an agreement containing such other terms and conditions as the Committee approves. No Reload Stock Option shall be granted with respect to a stock option exercised after the Participant's Retirement, Disability, death or other Termination of Employment.

H.       EFFECT OF LEAVES OF ABSENCE

         It shall not be considered a Termination of Employment when a Participant is placed by the Company or any of its Subsidiaries on military leave, sick leave or other bona fide leave of absence. In case of such leave of absence, the employment relationship for Program purposes shall be continued until the later of the date when such leave of absence equals ninety days or when the Participant's right to reemployment with the Company or any of its Subsidiaries shall no longer be guaranteed either by statute or contract.

I.       TERMINATION OF EMPLOYMENT

         In the event of Termination of Employment, the following provisions shall apply with respect to ISOs and NQSOs unless waived by the Committee, or as otherwise specifically provided in the Stock Option Agreement.

         1. NQSOs and ISOs shall be exercisable for a period equal to the lesser of five years or the remaining option term; provided, however, that if the Participant elects to exercise the Participant's ISOs (a) later than three (3) months after the date of the Participant's Termination of Employment due to retirement or (b) twelve (12) months after the date of the Participant's Termination of Employment due to disability, such ISOs shall be treated as NQSOs under the Code for purposes of calculating the federal income tax applicable as a result of the exercise of such ISOs and the subsequent disposition of the acquired shares.

         2. If a Participant's employment with the Company or any of its Subsidiaries is terminated for any reason other than Death, Disability or Retirement, all Awards under this Program shall be immediately canceled, except that if the termination is by the Company or any of its Subsidiaries or any reason other than misconduct or misfeasance, Participant shall have thirty (30) days thereafter



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within which to exercise his options to the extent that the options are otherwise exercisable immediately prior to such termination, and further if such termination is attributable to a Change in Control, such Award shall not be canceled but shall continue as though the Participant remained in the employ of the Company or any of its Subsidiaries during the remaining option term of the Award.

         3. Notwithstanding the foregoing, the Committee may rescind the right to exercise stock options following Termination of Employment if the Participant has been found to be directly or indirectly engaged in any activity which is in competition with the Company or its Subsidiaries or otherwise adverse to, or not in the best interest of the Company or its Subsidiaries. Further, no option agreement for ISOs may extend their exercise period beyond the time allowed by the Code.

                               IV. DIVIDEND UNITS

A.       AWARDS OF DIVIDEND UNITS

         1. The Committee may, at its discretion, award one Dividend Unit to Participants in the Program with respect to each share of Common Stock for which an option has been granted.

         2. An Award of a Dividend Unit by the Committee may be made only in conjunction with a stock option for Common Stock granted to the Participant under this Program.

B.       VALUATION

         1. The amount payable to a Participant in respect of each Dividend Unit awarded to such Participant shall be equal to the aggregate dividends actually paid one share of Common Stock to the extent that such Participant held such Dividend Unit on the record date established by the Board for payment of each dividend. A Participant shall be deemed to have held a Dividend Unit from the date on which the Award of such Dividend Unit was made (or such later date as may be specified in the related grant letter) to and including the date on which the term of the Dividend Unit expires.

         2. The Committee shall, at the time it awards a Dividend Unit to a Participant, specify the term of the Dividend Unit (which term shall not be longer than the term of the stock option to which it is attached) and the period of time during the term over which the Dividend Unit will accrue dividends.

C.       PAYMENT

         1. The amount payable to a Participant in respect of a Dividend Unit shall be paid out by the Company to such Participant only at the date of exercise of the stock option to which the Unit is attached. The Dividend Unit shall expire upon the expiration of any stock option which has not been exercised.

         2. Upon payment to a Participant in respect of a Dividend Unit such Dividend Unit shall be of no further force or effect.




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D.       TERMINATION OF EMPLOYMENT

         In the event of Termination of Employment, any Dividend Unit shall remain outstanding for the duration of the stock option to which it is attached until paid upon exercise or until termination or expiration of such stock option.

E.       ACCELERATION OF PAYMENTS

         Unless the Committee determines otherwise, in the event of a Change in Control, the Company shall, promptly after such Change in Control, make payment to each Participant in an amount equal to the aggregate amount accrued on the Dividend Units held by such Participant on the date of such Change in Control. Notwithstanding anything to the contrary or any grant letter, after such Change in Control and for so long as a Participant holds any Dividend Unit and dividends are accrued thereon, the Company shall make payment to the Participant in respect of any such Dividend Unit at the same time as payment of dividends on Common Stock is made.

                              V. GENERAL PROVISIONS

A.       AMENDMENT AND TERMINATION OF PROGRAM

         The Board may, at any time and from time to time, suspend or terminate the Program in whole or amend it from time to time in such respects as the Board may deem appropriate, subject, however, to the regulatory requirements of
Section 16(b) of the Securities Exchange Act and the requirements of the Code.

B.       GOVERNMENT AND OTHER REGULATIONS

         The obligation of the Company to issue Awards under the Program shall be subject to all applicable laws, rules and regulations, and to such approvals by any government agencies as may be required.

C.       OTHER COMPENSATION PLANS AND PROGRAMS

         The Program shall not be deemed to preclude the implementation by the Company and its Subsidiaries of other compensation plans or programs which may be in effect from time to time.

D.       MISCELLANEOUS PROVISIONS

         1. No Right to Continue Employment: Nothing in the Program or in any Award confers upon any Participant the right to continue in the employ of the Company or its Subsidiaries or interferes with or restricts in any way the rights of the Company or its Subsidiaries to discharge any Participant at any time for any reason whatsoever, with or without cause.

         2. Transferability: No right or interest of any Participant in any Award under the Program shall be (a) assignable or transferable, except by will or the laws of descent and distribution, a valid




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

beneficiary designation made in accordance with procedures established by the Committee, or as expressly stated herein, or (b) liable for, or subject to, any lien, obligation or liability. An ISO may be exercised only by the Participant during his or her lifetime, or by his or her estate, or the person who acquires the right to exercise such option by bequest or inheritance.

         The Board may, in its discretion, authorize all or a portion of the options to be granted to a Participant, and may also amend outstanding options to provide, that they be on terms which permit transfer by such Participant to
(i) the spouse, children or grandchildren of the Participant (the "Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which such Immediate Family Members are the only partners, (iv) a limited liability company in which such Immediate Family Members are the only members; provided that (x) there may be no consideration for any such transfer, (y) the stock option agreement pursuant to which such options are granted must be approved by the Board, and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred options shall be prohibited except those in accordance with the section(s) herein dealing with transfers by will or the laws of descent and distribution, or pursuant to qualified domestic relations order. Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for all purposes hereof, the term "Participant" shall be deemed to refer to the "Transferee." The events of termination of any option will continue to be applied with respect to the original Participant, following which the options shall be exercisable by the transferee only to the extent (if at all), and for the periods specified in the Program or option agreement. The Participant in all such cases will remain subject to and liable for the withholding taxes due or payable upon exercise by the Transferee.

         The Board may also, in its discretion, pursuant to the requirements and restrictions listed above except as listed in this paragraph, authorize all or a portion of the options to be granted to a Participant, to permit a non-conforming transfer, such as a sale to a family member or family corporation for estate planning purposes. Nothing herein or in any action by the Board shall be construed as an amendment to any option other than those expressly indicated by the action of the Board.

         The Company shall not have any obligation to provide notice to the Transferee of the termination or acceleration of an option for any reason.

         3. DESIGNATION OF BENEFICIARY: A Participant, in accordance with procedures established by the Committee, may designate a person or persons to receive, in the event of the Participant's death, (a) any payments with respect to which the Participant would then be entitled, and (b) the right to continue to participate in the Program to the extent of such Participant's outstanding Awards. Such designation shall be made upon forms supplied by and delivered to the Company and may be revoked in writing.

         4. WITHHOLDING TAXES: The Company may require a payment from a Participant to cover applicable withholding for income and employment taxes. The Company reserves the right to offset such tax payment from any other funds which may be due the Participant by the Company.




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         5. PROGRAM EXPENSES: Any expenses of administering the Program shall be borne by the Company.

         6. CONSTRUCTION OF PROGRAM: The interpretation of the Program and the application of any rules implemented hereunder shall be determined solely in accordance with the laws of the State of Ohio.

         7. UNFUNDED PROGRAM: The Program shall be unfunded, and the Company shall not be required to segregate any assets which may at any time be represented by Awards. Any liability of the Company to any person with respect to an Award under this Program shall be based solely upon any obligations which may be created by this Program; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company.

         8. BENEFIT PLAN COMPUTATIONS: Any benefits received or amounts paid to a Participant with respect to any Award granted under the Program shall not have any effect on the level of benefits provided to or received by any Participant, or the Participant's estate or beneficiary, as part of any employee benefit plan (other than the Program) of the Company.

         9. PRONOUNS, SINGULAR AND PLURAL: The masculine may be read as feminine, the singular as plural and the plural as singular as necessary to give effect to the Program.

E.       EFFECTIVE DATES

         The Program became effective on approval by shareholders of the Company at the Company's Annual Shareholders Meeting in April 1992. The Program was amended and restated by the Board in November, 1996 to be effective January 1, 1997. The Program has been further amended effective November 1, 1997 to amend the provisions to allow for the transferability of options and to increase the option shares awarded annually pursuant to the 2-for-1 stock split effective in September 1997. The Program has been further amended effective October 21, 2000 to amend the definition of Change in Control. The Program and all outstanding Awards shall remain in effect until all outstanding Awards have been exercised, expired or canceled.




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